UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________

        Date of Report (Date of earliest event reported): April 22, 2005

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Pennsylvania                     000-18464                     25-1606091
-------------------              ---------------           ---------------------
  (State or other                  (Commission                  (IRS Employer
  jurisdiction of                  File Number)             Identification No.)
   incorporation)


                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 22, 2005, Emclaire Financial Corp. announced its results of operations for the quarter ended March 31, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number             Description
--------------             -----------

99.1                       Press Release dated April 22, 2005 issued by Emclaire
                           Financial Corp.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EMCLAIRE FINANCIAL CORP.


Date: April 22, 2005                              /s/ David L. Cox
                                                  ------------------------------
                                                  Name:  David L. Cox
                                                  Title: Chief Executive Officer
                                                         President